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               UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) May 23, 1997
                                                -------------
                                                 (May 22, 1997)


                          WESTERN GAS RESOURCES, INC.
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            (Exact name of registrant as specified in its charter)



          Delaware                      1-10389              84-1127613
--------------------------------      -----------     --------------------------
(State or other jurisdiction of       (Commission         (I.R.S Employer
 incorporation)                       File Number)        Identification No.)



12200 N. Pecos Street                  Denver, Colorado             80234-3439
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(Address of principal executive offices)                            (Zip Code)



                                (303) 452-5603
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             (Registrant's telephone number, including area code)



                                  No Changes
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(Former name, former address and former fiscal year, if changed since last report).
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     ITEM 5.  OTHER EVENTS.

     Item 7.  Exhibits

     The following exhibit is filed as part of this Current Report on Form 8-K:


        99.1   Press Release, dated May 22, 1997, released by the Registrant.
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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                   WESTERN GAS RESOURCES, INC.
                                                   ---------------------------
                                                             Registrant


     Date: May 23, 1997     By: /s/ WILLIAM J. KRYSIAK
                                ----------------------------------
                                      William J. Krysiak
                                      Vice President-Finance
                                      (Principal Financial and
                                      Accounting Officer)